SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report
                       (Date of earliest event reported):

                                 September 16, 2003

                              METRIS COMPANIES INC.
             (Exact name of registrant as specified in its charter)


    Delaware                   1-12351               41-1849591
(State of Incorporation)   (Commission File Number)  (IRS Employer
                                                    Identification No.)



10900 Wayzata Boulevard, Minnetonka, Minnesota                   55305
(Address of principal executive offices)                      (Zip Code)


                                 (952) 525-5020
                         (Registrant's telephone number)


Item 5.   Other Events

On September 16, 2003, Metris Companies Inc. issued a press release reporting the sale of a portfolio of approximately 160,000 credit card accounts and $590 million in receivables.

On September 16, 2003, Metris Companies Inc. also issued a separate press release announcing replacement of the $610 million Series 2001-1 asset-backed securitization from the Metris Master Trust.

Attached hereto as Exhibits 99.1 and 99.2, and incorporated herein by reference, are copies of both press releases.




Item 7.(c) Exhibits

99.1 Press release of Metris Companies Inc. dated September 16, 2003, reporting the sale of a portfolio of approximately 160,000 credit card accounts and $590 million in receivables.

99.2 Press release of Metris Companies Inc. dated September 16, 2003, announcement replacement of the $610 million Series 2001-1 asset-backed securitization from the Metris Master Trust.

                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     METRIS COMPANIES INC.


                                     By /s/David D. Wesselink
                                        David D. Wesselink
                                        Chairman and Chief Executive Officer
Dated: September 18, 2003